Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Invesco Growth Opportunities Portfolio

(the “Portfolio”)

Supplement dated May 10, 2018, to the Portfolio’s

Prospectus dated May 1, 2018, as supplemented and amended to date

In the section entitled “Portfolio Summary: SA Invesco Growth Opportunities Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Matthew Hart Lead Portfolio Manager	2005
Justin Sander Portfolio Manager	2018

In the section entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph of the section “Invesco Advisers, Inc. (Invesco)” is deleted in its entirety and replaced with the following:

The SA Invesco Growth Opportunities Portfolio is managed by Matthew Hart and Justin Sander. Mr. Hart, Lead Portfolio Manager of Invesco, and Mr. Sander, Portfolio Manager of Invesco, are responsible for the execution of the overall strategy of the Portfolio. Mr. Hart has been associated with Invesco and /or its affiliates since June 2010. Mr. Hart was associated with Van Kampen Asset Management (VKAM) in an investment management capacity from 1997 to June 2010. Mr. Sander has been associated with Invesco and/or its affiliates since 2013. Prior to 2013, he was employed by RBC Capital Markets as a vice president and equity research analyst.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Invesco Growth Opportunities Portfolio

(the “Portfolio”)

Supplement dated May 10, 2018, to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented and amended to date

In the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the information with respect to Invesco Advisers, Inc. (“Invesco”) is deleted in its entirety and replaced with the following:

Advisers/ Subadvisers	Portfolio Managers	Other Accounts
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)

Invesco	Bastian, Thomas	7	$30,190.8	1	$46.2	1,213[1]	$149.6[1]
	Borbidge, Jacob	13	$3,255.8	—	—	2,689[1]	$187.7[1]
	Burge, Chuck	9	$26,136.5	3	$3,818.8	1	$178.4
	Hart, Matthew	1	$607.8	—	—	—	—
	Jurkash, Brian	7	$30,190.8	1	$46.2	1,213[1]	$149.6[1]
	Marcheli, Sergio	11	$33,275.1	1	$46.2	1,213[1]	$149.6[1]
	Nguyen, Duy	15	$3,334.7	7	$653.3	2,689[1]	$187.7[1]
	Sander, Justin*	1	$579.8	—	—	—	—
	Titus, Matthew	7	$30,190.8	—	—	1,213[1]	$149.6[1]

*As of: April 30, 2018
[1]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its Portfolio Managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.